          SUPPLEMENT TO THE NORTH AMERICAN SENIOR FLOATING RATE FUND
                           AUGUST 6, 1998 PROSPECTUS

Effective December 31, 1998, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all of the Fund's expenses through January 29,1999. The total Fund expenses for that period will be $0.00. After that date, unless reimbursement of all expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.



90519                                                          December 31, 1998

                        PROSPECTUS DATED AUGUST 6, 1998